Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 Quarterly Report on Form 10-Q/A of Universal Energy Corp. (the “Company”), for the quarterly period ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Billy Raley, Chief Executive Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m(a) or 780(d)); and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Billy Raley
Billy Raley
Chief Executive Officer

Dated: March 30, 2009

A signed original of this written statement required by Section 906 has been provided to Universal Energy Corp. and will be retained by Universal Energy Corp. and furnished to the Securities and Exchange Commission or its staff upon request.